Exhibit 99.1

PricewaterhouseCoopers LLP, 7 More London Riverside, London, SE1 2RT T: +44 (0) 2075 835 000, F: +44 (0) 2072 127 500, www.pwc.co.uk PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525. The registered office of PricewaterhouseCoopers LLP is 1 Embankment Place, London WC2N 6RH. PricewaterhouseCoopers LLP is authorised and regulated by the Financial Conduct Authority for designated investment business. PRIVATE AND CONFIDENTIAL The Directors Beckett Mortgages 2026-1 DAC (the “Issuer”) 3rd Floor Fleming Court Fleming's Place Dublin 4 D04 N4X9 Ireland The Directors Churchill Funding No.1 Designated Activity Company (the “Seller”) 3rd Floor Fleming Court Fleming's Place Dublin 4 D04 N4X9 Ireland The Directors Barclays Bank Ireland Plc (the “Sponsor”) 1 Molesworth Street Dublin 2 DO2 FR29 Ireland Barclays Bank Plc (the “Arranger “and the “Lead Manager”) 1 Churchill Place London E14 5HP United Kingdom and the Other Managers (as defined in the agreement) 10 February 2026 Dear Ladies and Gentlemen Agreed-upon procedures (AUP) report of factual findings in connection with the proposed issuance of Residential Mortgage Backed Securities (“RMBS”) (the “Securitisation”). Purpose of this AUP report This AUP report is produced in accordance with the terms of our agreement dated 5 February 2026 (the “agreement”). This AUP report is addressed to the addressees solely to assist them in performing the due diligence procedures that they believe appropriate to undertake, or procure to be undertaken, as part of the Securitisation and may not be suitable for another purpose. Your Responsibilities You are responsible for determining that the scope of the services is sufficient for your purposes (and the purposes of any other intended recipients of the AUP report) and have confirmed that the procedures described herein are appropriate for the purpose for which of the services were engaged. Nua Money Limited (the

“Responsible Party” or the “Mortgage Servicer”), as identified by the Seller, is responsible for the subject matter on which the agreed-upon procedures are performed. It is the responsibility of the Mortgage Servicer on behalf of the Seller to take all reasonable care to ensure that any data provided to us has been properly extracted from the books and records of the Mortgage Servicer I and for the creation and maintenance of all accounting records supporting that data. It is the responsibility of the Seller (or the Mortgage Servicer on its behalf) to respond to the due diligence enquiries of the Arranger and the Lead Manager concerning the origination and servicing procedures and systems as appropriate, the characteristics of the asset pool and the extent of disclosure anticipated in any prospectus relating to the Securitisation to enable the Arranger and the Lead Manager to determine whether the scope of the services is sufficient for their purposes, and to evaluate the findings of those procedures in the context of the other due diligence enquiries they undertake. Our Responsibilities Our work was performed in accordance with the International Standard on Related Services (ISRS) 4400 (Revised) ‘Agreed-Upon Procedures Engagements.’ We have complied with the ethical requirements in the Code of Ethics issued by the Institute of Chartered Accountants of England and Wales. For the purpose of this engagement, there are no independence requirements with which we are required to comply. An agreed-upon procedures engagement involves performing the procedures that have been agreed with you, and reporting the findings, which are the factual results of the agreed-upon procedures performed. We make no representation regarding the appropriateness of the agreed-upon procedures. We have applied International Standard on Quality Management (UK) 1 ‘Quality Management for Firms that Perform Audits or Reviews of Financial Statements, or Other Assurance or Related Services Engagements’, and accordingly, we design, implement and operate a system of quality management including policies and procedures regarding compliance with ethical requirements, professional standards and applicable legal and regulatory requirements. Procedures and Findings We set out in Appendix 1 the procedures we have performed, as agreed with you, together with our findings. Our procedures, as stated in our agreement, did not constitute an audit or assurance engagement made in accordance with generally accepted auditing or assurance standards, the objective of which would be the expression of assurance. We do not express such assurance. Had we performed additional procedures or had we performed an audit or assurance engagement, other matters might have come to our attention that we would have reported to you. The findings do not include a description of the accounting systems or the processes for generating and maintaining the documents examined and other accounting records, nor does the AUP report include an evaluation of the findings. That is solely the responsibility of the intended users of the AUP report. The procedures in this AUP report have not been undertaken in contemplation of the professional standards of the US American Institute of Certified Public Accountants or the Public Company Accounting Oversight Board and accordingly the AUP report is not designed to be relied upon in connection with any obligations or responsibilities that you may have under any legislation, regulations and/or rule of law in the United States. The AUP report may be used by a manager on the Securitisation to establish a due diligence defence under Section 11 of the United States Securities Act 1933, as amended, or a defence analogous to the due diligence defence available under such section. However, we express no view as to the effectiveness of such use of the AUP report. You may disclose the AUP report directly to rating agencies, provided that (i) it is clearly understood by such rating agencies that they enjoy receipt for information purposes only, (ii) they do not acquire any rights against PwC and (iii) they will be required to sign letters to this effect in a form to be agreed between the rating agency and ourselves. Where required, you may also include a copy of the AUP report on a password-protected website created and maintained in accordance with the Securities Exchange Act 1934, but we accept no duty of care or liability to any rating agency or other party that obtains access to our AUP report whether via that website or otherwise. Additionally, the Seller may file a copy of the AUP report on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) database, but we accept no duty of care or liability to any parties that obtain access to our AUP report whether via EDGAR or otherwise. The AUP report is solely intended for the use and benefit of those parties that instructed us as to the procedures to be performed since others, unaware of the reasons for each of the procedures, may misinterpret the results, and we accept no duty of care or liability to any other party that obtains access to our AUP report. We will not be responsible for any actions taken by a rating agency or any other party other than those specified above as a result of receiving a copy of the AUP report. This AUP report is solely for your use in connection with the purpose specified above and as set out in our agreement. No part of this AUP report is to be copied or distributed to any other party except as permitted under the terms of our agreement. We do not accept any liability or responsibility to any third party. Yours faithfully, PricewaterhouseCoopers LLP Chartered Accountants London 10 February 2026

Appendix 1 to the AUP report Procedures performed in relation to a sample of the Loans 1. We were provided with a data file by the Mortgage Servicer on behalf of the Seller on 1 December 2025 entitled “Churchill Loans (1 Dec 2025).xlsx” (the “Extraction File”) detailing certain attributes of a provisional portfolio of the mortgage loans as at 1 December 2025 (the “Cut-Off Date”), totalling 767 loans (as identified by the “Original Underlying Exposure Identifier ‘RREL2’” data field of the Extraction File) (the “Loans”) with a total current balance of EUR 221,126,841.95 (as identified by the “Current Principal Balance ‘RREL30’” data field of the Extraction file). We have been informed that the pool of the Loans represents the provisional Securitisation pool as at the Cut-Off Date. 2. We selected a random sample of 342 Loans (the “Initial Selected Sample”) from the Extraction File. The size of the total sample was based on statistical sampling techniques using the following criteria: භ 99% confidence level; භ 0% expected error rate; භ 1% maximum error rate. You have agreed the sample size of 342 Loans as being sufficient and appropriate for the purposes of this engagement. 3. In addition, we selected a reserve sample of 34 Loans (the "Reserve Sample") from the Extraction File, to be used to replace any Loans in the Initial Selected Sample which had been redeemed between the Cut-Off Date and the date of our testing. 4. During our testing no Loans from the Reserve Sample were used. Therefore, the 342 Loans from the Initial Selected Sample represent the “Selected Sample”. 5. The term “Mortgage System” referenced to in each case refers to “Nua Money” system of the Mortgage Servicer. 6. The term “Offer Letter” referenced to in each case refers to electronic (pdf) versions of the mortgage offer letter in relation to a particular Loan which is prepared by the Mortgage Servicer, addressed to the borrower, and details the terms and conditions of Loans offered to the borrower. 7. The term “ESIS” referenced to in each case refers to electronic (pdf) versions of the European Standardised Information Sheet, which is prepared in supplement to the Offer Letter by the Mortgage Servicer, addressed to the borrower, and details the terms and conditions of the Loans offered to the borrower. 8. The term “Rate Change Notification Email” referenced to in each case refers to a copy (mgs) of emails sent to borrower following the issue of the Offer Letter which details any changes to the interest rate of the Loans as detailed in the Offer Letter. 9. The term “SVR Listing” as referenced to in each case below refers to a listing provided to us by the Mortgage Servicer that details the variable interest rates charged on Loans during particular historic time periods. 10. The term “3-month Euribor Rate” referenced to in each case below refers to the 3 month Euribor rate as at the Cut-Off Date obtained, at your request, from the following website (https://www.euribor-rates.eu/en/current-euribor-rates/2/euribor-rate-3-months/) 11. The term “Valuation Report” as referenced to in each case refers to electronic (pdf) versions of the mortgage valuation reports in relation to a particular Loan which includes the details of the valuation of the property and indicates that the property has been visited.

12. The term "**County NUTS3 Mapping**" as referenced to in each case below refers to the new NUTS 2 and NUTS 3 structure and classification for Ireland published by the Central Statistics Office (CSO) on the following website (https://www.cso.ie/en/methods/informationnotefordatausersrevisiontotheirishnuts2andnuts3regions/)

13. When checking that attributes agree to a document, we agreed that the account number shown on the document agreed with the account number in the data field "Original Underlying Exposure Identifier 'RREL2'" of the Extraction File.

14. When confirming the existence of signatures, we performed no procedures to verify the integrity of the electronic signature.

15. With respect to the agreed upon procedures in relation to the Selected Sample, we report to you below the factual findings resulting from our work. Where management of the Mortgage Servicer have provided explanations for the exceptions noted, these are included in the results column. We have not, however, performed any procedures to validate the explanations provided, unless otherwise stated.

Test	Description of Agreed-Upon Procedure	Results
1	**Borrower(s) Name** Agreed the first name(s) and surname(s) of the borrower(s) shown on the Mortgage System to the Offer Letter.	No exceptions noted.
2	**Property Address** Agreed the property address (first line of address, county name and eircode) shown on the Mortgage System to the Valuation Report. At your request, instances where any part of the address was duplicated were not reported as exceptions.	4 exceptions noted. *PwC Reference No. 61* As per Extraction File: 7 Stonecross Meadow, Cx. Mxxxx, AxxNYxx As per testing: 6 Hickey's Lane, Mxxxx, AxxNYxx *PwC Reference No. 306* As per Extraction File: 145 Brandon, Dxxxxx xx, DxxDxxx As per testing: 145 Churchtown Road, Dxxxxx, DxxDxxx *PwC Reference No. 339* As per Extraction File: Frankford, Cx. Sxxxx, FxxEWxx As per testing: Fortview Frankford Enniscrone, Sxxxx, FxxEWxx *PwC Reference No. 340*

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		As per Extraction File: Derrygarriv, Cx. Kxxxx, VxxHNxx As per testing: Ballygriffin, Cx. Kxxxx, VxxHNxx ***Management Comment:*** Eircode (which is a unique property identifier in Ireland) is matching on loan offer, valuation report and solicitor undertaking. The difference in address details is explained by different address databases used by Nua and Geowox.
3	**Original Obligor Identifier** Agreed the "Original Obligor Identifier" (for the primary borrower) in the "RREL4" data field of the Extraction File to the Mortgage System.	No exceptions noted.
4	**Employment Status** Agreed the "Employment Status" (for the primary borrower) in the "RREL13" data field of the Extraction File to the Mortgage System. At your request, where a Loan had multiple borrowers, the primary borrower was identified as the individual with the higher Primary Income as shown in the Mortgage System.	No exceptions noted.
5	**Primary Income** Agreed the "Primary Income" in the "RREL16" data field of the Extraction File to the income verification documents contained in the Mortgage System. Income verification documents include bank statements, payslips, salary certificates, form 11s, employment detail summaries, financial accounts, self-assessment chapter 4s, lease agreements, letters from accountants, consolidated salary scales. Where income included child benefit amount, we have not performed any procedures to agree the amount of child benefit to any income verification documents. We have not reported as an exception where income as per our testing is higher than the income as per the Extraction File. For the purpose of this test, we have applied a tolerance of £1.	5 exceptions noted. *PwC Reference No. 93* As per Extraction File: €155,078.79 As per testing: €137,758 ***Management Comment:*** Property income displayed for Applicant 1 should have been recorded for Applicant 2 (as the property is registered in Applicant 2's name). Rental income was tagged to the primary applicant's name in error, however having this income noted in the other applicant's income section has no impact on the affordability of the application.

PwC Reference No. 94 As per Extraction File: €128,476.31 As per testing: €114,462 Management Comment: Rental income on a property was accounted for twice due to a system glitch on this application only. The broker inputted the rental income twice by mistake and the underwriter deleted it prior to approval. It passed all affordability tests with an NDI surplus of €1,763 & DSR of 24.03%. It then reverted back to taking two rentals income amounts as shown in the test PwC Reference No. 104 As per Extraction File: €40,143.75 As per testing: €35,051.94 Management Comment: There is an error on the Net Share of Earning section of income whereby it should be taking 80% share of company profit rather than 100% for primary borrower. This does not impact affordability calculation on the application overall as both company owners are join applicants for this case, as such are attributable to the 100% profit of the company in question. Having the other applicant's income noted in the primary applicant’s income section has no impact on the affordability of the application PwC Reference No. 166 As per Extraction File: €167,926.45 As per testing: €167,892.52 Management Comment: This was due to a transposition error whereby bonus amount used was "40370" instead of "40307" as per the supporting document. This was a minor typo error with minimal impact on affordability.

PwC Reference No. 197 As per Extraction File: €73,534.43 As per testing: €72,995.99 Management Comment: This was an error, the underwriter used Eur3,895 instead of Eur2,969 as per support for bonus. No material impact on affordability. 6 Current Principal Balance Agreed the “Current Principal Balance” in the “RREL30” data field of the Extraction File to the Mortgage System. No exceptions noted. 7 Arrears Balance Agreed the “Arrears Balance” in the “RREL67” data field of the Extraction File to the Mortgage System. No exceptions noted. 8 Original Principal Balance Agreed the “Original Principal Balance” in the “RREL29” data field of the Extraction File to the Offer Letter. No exceptions noted. 9 Origination Date Agreed the “Origination Date” in the “RREL23” data field of the Extraction File to the “drawdown date” shown in the Mortgage System. No exceptions noted. 10 Maturity Date Agreed the “Maturity Date” in the “RREL24” data field of the Extraction File to the Mortgage System. No exceptions noted. 11 Purpose Agreed the “Purpose” in the “RREL27” data field of the Extraction File to the Offer Letter. For the purpose of this test, you have requested us to follow the below mapping: Extraction File Description Offer Letter Description RMRT Switcher RMEQ Switcher Extra DCON Switcher One No exceptions noted.

EQRE HOME PLUS PURC FTB PURC Mover 12 Amortisation Type Agreed the “Amortisation Type” in the “RREL35” data field of the Extraction File to the ESIS. No exceptions noted. 13 Scheduled Principal Payment Frequency Agreed the “Scheduled Principal Payment Frequency” in the “RREL37” data field of the Extraction File to the ESIS. No exceptions noted. 14 Scheduled Interest Payment Frequency Agreed the “Scheduled Interest Payment Frequency” in the “RREL38” data field of the Extraction File to the ESIS. No exceptions noted. 15 Payment Due Agreed the “Payment Due’ in the ‘RREL39” data field of the Extraction File to the Mortgage System. No exceptions noted. 16 Interest Rate Type Agreed the “Interest Rate Type” in the “RREL42” data field of the Extraction File to the Offer Letter. No exceptions noted. 17 Current Interest Rate Agreed the “Current Interest Rate” in the “RREL43” data field of the Extraction File to the Offer Letter. In case whether the rate changed after the release of the Offer Letter, we agreed the rate with the Rate Change Notification Email. No exceptions noted. 18 Revision Margin Agreed that the “Revision Margin” in the “RREL50” data field of the Extraction File is 2.5%. No exceptions noted. 19 Interest Revision Date For each Loan, we recalculated the “Interest Revision Date” using the “Origination Date ‘RREL23’” field of the Extraction File and the fixed rate period from the Offer Letter (the “Recalculated Interest Revision Date”). No exceptions noted.

Agreed the Recalculated Interest Revision Date to the Extraction File. 20 Revision Interest Rate Index Agreed the “Revision Interest Rate Index” in the “RREL56” data field of the Extraction File to the Offer Letter. For the purpose of this test, you have requested that we follow the below mapping: Extraction File Description Offer Letter Description EURI SVR No exceptions noted. 21 Original Lender Name Agreed the “Original Lender Name” in the “RREL79” data field of the Extraction File to the Offer Letter. No exceptions noted. 22 Geographic Region Agreed the “Geographic Region” in the “RREC6” data field of the Extraction File to the County NUTS3 Mapping by using the county name of the property address in the Mortgage System. No exceptions noted. 23 Property Type Agreed the “Property Type” in the “RREC9” data field of the Extraction File to the Valuation Report. For the purpose of this test, you have requested that we consider “Duplex” property type as being mapped to “RTHS”. No exceptions noted. 24 Original Valuation Amount Agreed the “Original Valuation Amount” in the “RREC17” data field of the Extraction File to the Valuation Report. No exceptions noted. 25 Original Valuation Method Agreed the “Original Valuation Method” in the “RREC18” data field of the Extraction File to the Valuation Report. 1 exception noted. PwC Reference No. 264 As per Extraction File: FIEI As per testing: Without an on-site inspection Management Comment:

Desktop valuation template was used by the valuer in error for a full visit assessment. System control was implemented by the valuation system provider (Geowox). Full valuation template has been applied since for this Loan. 26 Original Valuation Date Agreed the “Original Valuation Date” in the “RREC19” data field of the Extraction File to the Valuation Report. For the purpose of this test, we have applied a tolerance of +/- 5 days. No exceptions noted. 27 Credit Search Confirmed that there was evidence of a credit search / score for the borrower(s) in the Mortgage System in the form of “Vision NET Report”. No exceptions noted. 28 Charge Checked that Mortgage System contained a solicitor confirmation available confirming the first charge over the property. For the purposes of this test, we have considered existence of either of the following words within the solicitor confirmation to confirm the first charge over the property for each Loan: “so that on completion the Mortgage ranks as a first legal mortgage/charge on the Property", or “to lodge the purchase deed/transfer and the Mortgage in the application Registry so as to ensure that the Lender obtains a first legal mortgage/charge on the Property". No exceptions noted. 29 Document signatories a) Checked that the Offer Letter bore a signature or had been acknowledged electronically. b) Checked that the Valuation Report bore a signature or has been acknowledged electronically. No exceptions noted. 30 Original Term Agreed the “Original Term” in the “RREL25” data field of the Extraction File to the Offer Letter. No exceptions noted.

31 Revision Interest Rate For each Loan, we recalculated the revision interest rate by reference to the 3-month Euribor Rate as at Cut-Off Date and 2.5%. (the “Revision Interest Rate”) Agreed that the rate listed in the SVR Listing as at Cut-Off Date is higher than the Revision Interest Rate. No exceptions noted.

Appendix 2 to the AUP report Engagement letter dated 6 February 2026

PricewaterhouseCoopers LLP, 7 More London Riverside, London, SE1 2RT T: +44 (0) 2075 835 000, F: +44 (0) 2072 127 500, www.pwc.co.uk PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525. The registered office of PricewaterhouseCoopers LLP is 1 Embankment Place, London WC2N 6RH. PricewaterhouseCoopers LLP is authorised and regulated by the Financial Conduct Authority for designated investment business. PRIVATE AND CONFIDENTIAL The Directors Beckett Mortgages 2026-1 DAC (the “Issuer”) 3rd Floor Fleming Court Fleming's Place Dublin 4 D04 N4X9 Ireland The Directors Churchill Funding No.1 Designated Activity Company (the “Seller”) 3rd Floor Fleming Court Fleming's Place Dublin 4 D04 N4X9 Ireland The Directors Barclays Bank Ireland Plc (the “Sponsor”) 1 Molesworth Street Dublin 2 DO2 FR29 Ireland Barclays Bank Plc (the “Arranger” and the “Lead Manager”) 1 Churchill Place London E14 5HP United Kingdom and the Other Managers (as defined below) 5 February 2026 Dear Ladies and Gentlemen Agreed upon procedures in respect of the proposed issuance of Residential Mortgage-Backed Securities (“RMBS”) (the “Securitisation”). Thank you for engaging us to provide you with services, on terms which are described in this letter and the attached terms of business (version ToB 07/25). These together form the agreement between us. Background and purpose We will provide the agreed upon procedure (“AUP”) services in order to assist you in performing the due diligence procedures that you believe appropriate to undertake, or procure to be undertaken, and for the purpose of any defence that you may wish to advance in any claim or proceedings in connection with the Securitisation. The services You have instructed us to provide the AUP services set out in Schedule 1, ‘Provision of services relating to the Securitisation’ and to report to you our findings in one or more reports (the “AUP report(s)”).

This agreement is addressed to the directors of the Issuer, to the directors of the Seller, to the Sponsor, to the Arranger, to the Lead Manager and to each of the other managers (the “Other Managers”) who either sign this agreement or validly authorise the Arranger to sign it on their behalf. Their legal names are set out in Schedule 3 to this agreement, and together with the Arranger and the Lead Manager, they are referred to as the “Managers” in this agreement. Subsequent to the date of this agreement, additional managers who are not addressees of this letter (the ‘Additional Managers’) may wish to rely on the AUP report(s) in the context of their due diligence procedures relating to the Securitisation. At the request of the Sponsor, Seller, the Arranger or the Lead Manager, the AUP report(s) may be provided to those Additional Managers provided that we first receive an Assumption of Duty letter (as set out in Schedule 4) in relation to each of the Additional Managers. An Other Manager may also be deleted from Schedule 3, where the Other Manager or the Arranger advises us that the Other Manager does not wish to receive the benefit of the AUP report(s) or where the Arranger does not receive authority to sign this agreement on behalf of the relevant Other Manager. By signing this agreement or any Assumption of Duty letter on behalf of an Other Manager or an Additional Manager, the Arranger confirms that it will ensure that it receives authority from each such Other Manager or Additional Manager to do so. However, the Arranger makes no representation as to whether such authority actually confers the necessary authority. Timetable and duration We will endeavour to carry out our work in accordance with a timetable to be agreed between the parties to this letter. We will discuss with you any difficulties we encounter with meeting the timetable as soon as any problems arise. Staffing Andrew Batty is the person in charge of providing the services to you, assisted by Waqas Sheikh and such other staff as we believe are required. If we believe that it is necessary for us to change any of the named individuals, we will let you know. Our teams may include contractors (which may include those operating through their own companies) as well as PwC staff. Client contact You have designated Joana Seara da Costa acting on behalf of the Sponsor based at the above address to be our primary contact when delivering the services as a person with suitable authority, skill, knowledge and experience to be responsible at all times for your decisions to instruct us and to oversee the services. Our day to day contact for administrative matters will be Mihir Natu. Fees Our fees will be calculated in accordance with the “Basis of fees” clause in the attached terms of business, unless alternative arrangements are agreed. Details of our fees will be subject to separate communication which will form part of this agreement, based on our agreed timeline for the provision to us of key information prepared to a suitable standard, timely access to appropriate individuals and other principal assumptions. Where there are inefficiencies arising from a failure to achieve these expectations, we will discuss with you the impact on our timetable and fees. We will address our invoices to the Issuer at the above address.

Use and distribution of the AUP report(s) If appropriate, you may include a copy of the AUP report(s) in the bible of transaction documents of the Securitisation. You may also disclose the AUP report(s) to rating agencies and the third-party entities providing STS verification services under the Regulation (EU) no 2017/2402, provided that each such third party recipient first signs a release letter in a form we will provide. You agree that we have no liability (including liability for negligence) to you for any consequences of disclosing the AUP report(s), or giving explanations concerning the AUP report(s), to such third party recipients, including where the disclosure: (a) affects the proposed transaction or any party’s interest in the proposed Securitisation; (b) leads to a claim being brought against you; or (c) results in the recipient or anyone else misusing your confidential information. Where required, the Seller may also include a copy of the AUP report(s) on a password-protected website created and maintained in accordance with the Securities Exchange Act 1934, but we accept no duty of care or liability to any rating agency or other party that obtains access to our AUP report whether via that website or otherwise. Additionally, we understand that the Seller will be required to file a copy of the AUP report(s) on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) database. We will provide separately to you and you may provide to any sponsor or underwriter of the Securitisation that maintains a website (the "Rule 17g-5 website") pursuant to paragraph (a)(3) of Rule 17g-5 of the US Code of Federal Regulations (17 C.F.R. 240.17g-5), or any nationally recognised statistical rating organisation ("NRSRO") that requests it, an executed Form ABS Due Diligence 15-E, Certification of Provider of Third-party Due Diligence Services for Asset-Backed Securities ("Form ABS Due Diligence-15E"), using the form made available by the US Securities and Exchange Commission ("SEC"), to which the AUP report(s) will be appended. The executed Form ABS Due Diligence-15E will be provided to facilitate your compliance with SEC Release No. 34-72936, NRSRO, pursuant to which you are required to make publicly available the findings and conclusions of any third-party due diligence report obtained. However, we accept no duty of care or liability to any parties that obtain access to our AUP report(s) whether via EDGAR, a Rule 17g-5 website or otherwise. Our AUP report(s) may not be referred to in any other document that is to be shared with a third party recipient, save as set out in clause 2.2 of the attached terms of business. However, should you wish to make a reference to the existence of an agreed upon procedures report in the prospectus relating to the Securitisation, you may do so using the following language (or alternative language agreed in writing between you and us): “An independent third party has performed agreed upon procedures on a [statistically] random sample – TO BE TAILORED TO REFLECT TESTING PERFORMED; WORDING TO BE AGREED]. The third party undertaking the review has reported the factual findings to the parties to the agreement. The Seller is of the view that no significant adverse findings have been found. The third party undertaking the review only accepts a duty of care to the parties to the agreement governing the performance of the agreed upon procedures and to the fullest extent permitted by law shall have no responsibility to anyone else in respect of the work it has performed or the reports it has produced save where terms are expressly agreed.”

Terms of business Liability limitation We draw your attention to clauses 8 and 12.3 in the attached terms of business, which amongst other things limit (i) our total liability for all claims connected with the services or the agreement, which we have agreed will be 3 times fees or £1,000,000, whichever is greater, and (ii) the time for bringing any such claim. Agreed amendments to the terms of business The following amendments to the terms of business have been agreed between us: භ The final two sentences in Clause 5.1 are deleted and replaced with: "We, other PwC firms and our contractors may use data provided by you (including confidential information) for lawful business purposes related to PwC's assurance services including analysis and development purposes such as insight generation, and the further development of our technologies, methods, and quality standards, provided that we, other PwC firms and our contractors will not use your confidential information in a manner that would permit you to be identified by third parties without your consent.” භ The parties agree that PwC is a data processor for the personal data processed in relation to the provision of the services. The attached Annex A sets out the relevant details of the personal data processing. භ Clause 2.3 is replaced by “Liability to you alone - We accept no liability to anyone other than the addressees of the AUP report(s) in connection with our services, unless otherwise agreed by us in writing. The Sponsor agrees to reimburse us for any liability (including legal costs) that we incur in connection with any claim arising from a knowing misrepresentation by the directors or management of the Sponsor and any claim by anyone else in relation to the services which arises as a result of your unauthorised disclosure of the deliverables.” භ For the purposes of Clauses 4, 5.2 and 11.3, “you” means the Issuer. භ Clause 8.4 is replaced by “Unlimited liability – Nothing in the agreement will limit a person’s liability for (i) death or personal injury caused by that person’s negligence, (ii) that person’s fraud or dishonesty or wilful misconduct (iii) anything else that cannot by law be limited. භ Clause 8.6 is inserted to read “Notwithstanding the provisions of 13.3, your liability to us is several and not joint and several. Each party will be liable for its own obligations under this agreement and not for breaches by any other party. භ Clause 12.3 is replaced by: “Limitation period - Any claims must be brought no later than 6 years after the date the claimant should have been aware of the potential claim and, in any event, no later than 6 years after any alleged breach”. Additional provisions Technology tools In the course of the services we intend to use a technology tool for the management and transfer to us of the information that we need for the purpose of the services. The technology tool is not part of the services and is not itself a deliverable. We cannot guarantee access or the precise functionality due to the nature of technology tools and how we may develop them. The Sponsor agrees that you are solely responsible for:

භ providing us with details of those of its staff it believes should have access to our systems; භ notifying us by email to the designated PwC contact when such personnel leave or otherwise need their access terminated, and for periodically reviewing the access rights of its people to ensure that they remain appropriate; and භ ensuring that its people encrypt information before transferring it to us, where it believes its sensitivity merits it. All users will be required to agree to terms before accessing the technology and the Sponsor is fully responsible for all use by users. Use of Nua Money For the performance of the services, you have requested that we access Nua Money (the “Mortgage System”), using user IDs that will be created by Nua Money Limited (the “Mortgage Servicer”) and will allow us to have read-only access to your information on the Mortgage System (the "information"). We have agreed to use the Mortgage System, provided that it is possible to do so using our laptops with their required firewall and security software, on the basis that you are responsible for: x providing each of our staff members, whose email addresses we shall provide you, their own, individual access to read information on the Mortgage System and removing access within 48 hours of us advising you that a staff member is no longer involved in delivery of the services (note that we cannot consent to the creation of one ID that is used by multiple individuals); x ensuring that our people’s access rights do not give them the ability to delete or amend any of your information; x obtaining any necessary licences or permissions we need in order to access and use the Mortgage System (for example if it is owned or hosted by a third party); x implementing appropriate change management and risk management; x the completeness and accuracy of your information on the Mortgage System; and x retaining backups of all information accessible to us in accordance with good industry practice. You agree that we cannot be held liable for any direct or indirect losses arising out of or in any way connected with the use of the Mortgage System. You acknowledge that information on the platform that is accessible by our people is not subject to our IT security controls until it is downloaded onto the PwC IT environment. Confirmation of agreement Please confirm your acceptance of the agreement by signing the enclosed copy and returning it to us. Yours faithfully Andrew Batty For and on behalf of PricewaterhouseCoopers LLP

Copy letter to be returned to PricewaterhouseCoopers LLP I accept the terms of the agreement for and on behalf of Beckett Mortgages 2026-1 DAC, (the “Issuer”) ………………………………………………………………………. Signed ………………………………………………………………………. Name ………………………………………………………………………. Position ………………………………………………………………………. Date Éirinn Fahey Director 6 February 2026 Director

I accept the terms of the agreement for and on behalf of Churchill Funding No.1 Designated Activity Company (the “Seller”) ………………………………………………………………………. Signed ………………………………………………………………………. Name ………………………………………………………………………. Position ………………………………………………………………………. Date Rosemary Loye Director (Alternate) 6 February 2026

I accept the terms of the agreement for and on behalf of Barclays Bank Ireland Plc (the “Sponsor”) ………………………………………………………………………. Signed ………………………………………………………………………. Name ………………………………………………………………………. Position ………………………………………………………………………. Date Sean White Managing Director 06/02/2026

I accept the terms of the agreement for and on behalf of Barclays Bank Plc (the “Arranger” and the “Lead Manager”) and for and on behalf of the Other Managers listed in Schedule 3 ………………………………………………………………………. Signed ………………………………………………………………………. Name ………………………………………………………………………. Position ………………………………………………………………………. Date Joana Seara Da Costa Director 06/02/2026

Schedule 1 - Provision of services relating to the Securitisation This schedule sets out the scope of the specific services that we will provide. Any terms contained within this schedule apply only to the services specified in this schedule. The services You have instructed us to perform the following limited scope procedures and report to you our findings detailing the procedures that we have performed and the factual results arising from those procedures. The limited scope procedures we will perform are set out in the proforma AUP report in schedule 2. During the course of our work a variation may be necessary in the scope of the procedures or source documents subject to our procedures. We will discuss and agree such changes with you. Where either you or we consider it appropriate, agreed changes will be the subject of a variation letter, including a revised proforma AUP report. We will perform the services in accordance with the International Standard on Related Services (ISRS) 4400 (Revised) ‘Agreed-Upon Procedures Engagements’. We apply International Standard on Quality Management (UK) 1 ‘Quality Management for Firms that Perform Audits or Reviews of Financial Statements, or Other Assurance or Related Services Engagements’, and accordingly, we design, implement and operate a system of quality management including policies and procedures regarding compliance with ethical requirements, professional standards and applicable legal and regulatory requirements. In providing the procedures set out in the proforma AUP report in schedule 2, we will be acting as a data processor and clause 7.5 of the terms of business will apply in relation to personal data provided to us for the provision of the services. Details of data processing and record of data processing activities are set out in Annex A. Independence In performing the services, we will comply with the ethical requirements of the Code of Ethics issued by the Institute of Chartered Accountants of England and Wales, which obliges us to perform the services with objectivity. For the purpose of this engagement, there are no independence requirements with which we are required to comply. Your responsibilities You are responsible for determining whether the scope of the services is sufficient for your purposes (and the purposes of any other intended recipients of the AUP report(s)) and confirm that the procedures described herein are appropriate for the purpose for which the services are engaged. We make no representation regarding the appropriateness of the procedures for your purposes. You are also responsible for the evaluation of the findings of those procedures in the context of the other due diligence enquiries you undertake. It is the responsibility of the Mortgage Servicer on behalf of the Seller to take all reasonable care to ensure that any data provided to us has been properly extracted from the books and records of the Mortgage Servicer and for the creation and maintenance of all accounting records supporting that data. It is the responsibility of the Seller (or the Mortgage Servicer on its behalf) to respond to the due diligence enquiries of the Arranger and the Lead Manager concerning the origination and servicing procedures and systems as appropriate, the characteristics of the asset pool and the extent of disclosure anticipated in any prospectus relating to the Securitisation to enable the Arranger and the Lead Manager to determine whether the scope of the services is sufficient for their purposes, and to evaluate the findings of those procedures in the context of the other due diligence enquiries they undertake.

Limitations The AUP report(s) will not include a description of the accounting systems or the processes for generating and maintaining the documents examined and other accounting records, nor will they include an evaluation of the findings. The services will not constitute an audit or other assurance engagement carried out in accordance with generally accepted auditing or assurance standards and, accordingly, we will not express an opinion or assurance conclusion on the Extraction File (as defined in schedule 2). If we were to perform additional procedures or an audit or assurance engagement on the Extraction File, other matters might come to our attention that we would report to you. Our work and findings shall not in any way constitute advice or recommendations (and we accept no liability in relation to any advice or recommendations) regarding any commercial decisions associated with the Securitisation. We do not consider that the Services amount to regulated activities for the purposes of the Financial Services and Markets Act 2000 (as amended). Any AUP report issued pursuant to this engagement letter will not have been provided in accordance with the professional standards of the American Institute of Certified Public Accountants or the Public Company Accounting Oversight Board and accordingly is not designed to be relied upon in connection with any obligations or responsibilities that you may have under any legislation, regulations and/or rule of law in the United States. In the event that any manager on the Securitisation uses the AUP report(s) to establish a due diligence defence under Section 11 of the US Securities Act or a defence analogous to the due diligence defence available under such section, we accept no responsibility for, and express no view as to, the effectiveness of such use of the AUP report(s).

PricewaterhouseCoopers LLP, 7 More London Riverside, London, SE1 2RT T: +44 (0) 2075 835 000, F: +44 (0) 2072 127 500, www.pwc.co.uk PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525. The registered office of PricewaterhouseCoopers LLP is 1 Embankment Place, London WC2N 6RH. PricewaterhouseCoopers LLP is authorised and regulated by the Financial Conduct Authority for designated investment business. Schedule 2 - Proforma the AUP report This proforma report is furnished solely for illustrative purposes and to indicate the procedures agreed upon and the form of the AUP report that we would expect to furnish. Based on our discussions with the Seller, the Sponsor, the Arranger and the Lead Manager, the procedures outlined in this proforma AUP report are the scope of services agreed between the parties. Any change to those procedures will need to be agreed in writing as a variation to the agreement between us. The Directors Beckett Mortgages 2026-1 DAC (the “Issuer”) 3rd Floor Fleming Court Fleming's Place Dublin 4 D04 N4X9 Ireland The Directors Churchill Funding No.1 Designated Activity Company (the “Seller”) 3rd Floor Fleming Court Fleming's Place Dublin 4 D04 N4X9 Ireland The Directors Barclays Bank Ireland Plc (the “Sponsor”) 1 Molesworth Street Dublin 2 DO2 FR29 Ireland Barclays Bank Plc (the “Arranger “and the “Lead Manager”) 1 Churchill Place London E14 5HP United Kingdom and the Other Managers (as defined in the agreement) [ł] 2026 Dear Ladies and Gentlemen Agreed-upon procedures (AUP) report of factual findings in connection with the proposed issuance of Residential Mortgage Backed Securities (“RMBS”) (the “Securitisation”). Purpose of this AUP report This AUP report is produced in accordance with the terms of our agreement dated [ł] 2025 (the “agreement”). This AUP report is addressed to the addressees solely to assist them in performing the due diligence procedures that they believe appropriate to undertake, or procure to be undertaken, as part of the Securitisation and may not be suitable for another purpose.

Your Responsibilities You are responsible for determining that the scope of the services is sufficient for your purposes (and the purposes of any other intended recipients of the AUP report(s)) and have confirmed that the procedures described herein are appropriate for the purpose for which of the services were engaged. Nua Money Limited (the “Responsible Party” or the “Mortgage Servicer”), as identified by the Seller, is responsible for the subject matter on which the agreed-upon procedures are performed. It is the responsibility of the Mortgage Servicer on behalf of the Seller to take all reasonable care to ensure that any data provided to us has been properly extracted from the books and records of the Mortgage Servicer I and for the creation and maintenance of all accounting records supporting that data. It is the responsibility of the Seller (or the Mortgage Servicer on its behalf) to respond to the due diligence enquiries of the Arranger and the Lead Manager concerning the origination and servicing procedures and systems as appropriate, the characteristics of the asset pool and the extent of disclosure anticipated in any prospectus relating to the Securitisation to enable the Arranger and the Lead Manager to determine whether the scope of the services is sufficient for their purposes, and to evaluate the findings of those procedures in the context of the other due diligence enquiries they undertake. Our Responsibilities Our work was performed in accordance with the International Standard on Related Services (ISRS) 4400 (Revised) ‘Agreed-Upon Procedures Engagements.’ We have complied with the ethical requirements in the Code of Ethics issued by the Institute of Chartered Accountants of England and Wales. For the purpose of this engagement, there are no independence requirements with which we are required to comply. An agreed-upon procedures engagement involves performing the procedures that have been agreed with you, and reporting the findings, which are the factual results of the agreed-upon procedures performed. We make no representation regarding the appropriateness of the agreed-upon procedures. We have applied International Standard on Quality Management (UK) 1 ‘Quality Management for Firms that Perform Audits or Reviews of Financial Statements, or Other Assurance or Related Services Engagements’, and accordingly, we design, implement and operate a system of quality management including policies and procedures regarding compliance with ethical requirements, professional standards and applicable legal and regulatory requirements. Procedures and Findings We set out in Appendix 1 the procedures we have performed, as agreed with you, together with our findings. [We set out in Appendix 1 the procedures we have performed, as agreed with you, together with our findings, with respect to certain financial and statistical information, specified by you, appearing the prospectus entitled “[ł]” and dated “[ł]” (the “Prospectus”). Our procedures, as stated in our agreement, did not constitute an audit or assurance engagement made in accordance with generally accepted auditing or assurance standards, the objective of which would be the expression of assurance. We do not express such assurance. Had we performed additional procedures or had we performed an audit or assurance engagement, other matters might have come to our attention that we would have reported to you. The findings do not include a description of the accounting systems or the processes for generating and maintaining the documents examined and other accounting records, nor does the AUP report include an evaluation of the findings. That is solely the responsibility of the intended users of the AUP report. The Sponsor may include a copy of this AUP report in the bible of transaction documents of the Securitisation prepared for the Issuer. You may also disclose the AUP report directly to rating agencies, provided that it is clearly understood by such rating agencies that they enjoy receipt for information purposes only, that they do not acquire any rights against PwC and that such AUP report will be accompanied by letters to this effect in a form to be agreed between the rating agency and ourselves. This AUP report is solely for your use in connection with the purpose specified above and as set out in our agreement. No part of this AUP report is to be copied or distributed to any other party except as permitted under the terms of our agreement. We do not accept any liability or responsibility to any third party. Yours faithfully, PricewaterhouseCoopers LLP Chartered Accountants London [z] 2026

Appendix 1 to the AUP report Procedures performed in relation to a sample of the Loans 1. We were provided with a data file by the Mortgage Servicer on behalf of the Seller on [1 December 2025] entitled [“Churchill Loans (1 Dec 2025).xlsx”] (the “Extraction File”) detailing certain attributes of a provisional portfolio of the mortgage loans as at 1 December 2025 (the “Cut-Off Date”), totalling [767] Loans (as identified by the “Original Underlying Exposure Identifier ‘RREL2’” data field of the Extraction File) (the “Loans”) with a total current balance of EUR [221,126,841.95] (as identified by the “Current Principal Balance ‘RREL30’” data field of the Extraction file). We have been informed that the pool of the Loans represents the provisional Securitisation pool as at the Cut-Off Date. 2. We selected a random sample of [342] Loans (the “Initial Selected Sample”) from the Extraction File. The size of the total sample was based on statistical sampling techniques using the following criteria: භ 99% confidence level; භ 0% expected error rate; භ 1% maximum error rate. You have agreed the sample size of [342] Loans as being sufficient and appropriate for the purposes of this engagement. 3. In addition, we selected a reserve sample of [34] Loans (the "Reserve Sample") from the Extraction File, to be used to replace any Loans in the Initial Selected Sample which had been redeemed between the Cut-Off Date and the date of our testing. 4. During our testing no Loans from the Reserve Sample were used. Therefore, the [342] Loans from the Initial Selected Sample represent the “Selected Sample”. 5. The term “Mortgage System” referenced to in each case refers to “Nua Money” system of the Mortgage Servicer. 6. The term “Offer Letter” referenced to in each case refers to electronic (pdf) versions of the mortgage offer letter in relation to a particular Loan which is prepared by the Mortgage Servicer, addressed to the borrower, and details the terms and conditions of Loans offered to the borrower. 7. The term “ESIS” referenced to in each case refers to electronic (pdf) versions of the European Standardised Information Sheet, which is prepared in supplement to the Offer Letter by the Mortgage Servicer, addressed to the borrower, and details the terms and conditions of the Loans offered to the borrower. 8. The term “Rate Change Notification Email” referenced to in each case refers to a copy (mgs) of emails sent to borrower following the issue of the Offer Letter which details any changes to the interest rate of the Loans as detailed in the Offer Letter. 9. The term “SVR Listing” as referenced to in each case below refers to a listing provided to us by the Mortgage Servicer that details the variable interest rates charged on Loans during particular historic time periods. 10. The term “3-month Euribor Rate” referenced to in each case below refers to the 3 month Euribor rate as at the Cut-Off Date obtained, at your request, from the following website (https://www.euribor-rates.eu/en/current-euribor-rates/2/euribor-rate-3-months/) 11. The term “Valuation Report” as referenced to in each case refers to electronic (pdf) versions of the mortgage valuation reports in relation to a particular Loan which includes the details of the valuation of the property and indicates that the property has been visited.

12. The term "**County NUTS3 Mapping**" as referenced to in each case below refers to the new NUTS 2 and NUTS 3 structure and classification for Ireland published by the Central Statistics Office (CSO) on the following website (https://www.cso.ie/en/methods/informationnotefordatausersrevisiontotheirishnuts2andnuts3regions/)

13. When checking that attributes agree to a document, we agreed that the account number shown on the document agreed with the account number in the data field "Original Underlying Exposure Identifier 'RREL2'" of the Extraction File.

14. When confirming the existence of signatures, we performed no procedures to verify the integrity of the electronic signature.

15. With respect to the agreed upon procedures in relation to the Selected Sample, we report to you below the factual findings resulting from our work. Where management of the Mortgage Servicer have provided explanations for the exceptions noted, these are included in the results column. We have not, however, performed any procedures to validate the explanations provided, unless otherwise stated.

Test	Description of Agreed-Upon Procedure	Results
1	**Borrower(s) Name** Agreed the first name(s) and surname(s) of the borrower(s) shown on the Mortgage System to the Offer Letter.	
2	**Property Address** Agreed the property address (first line of address, county name and eircode) shown on the Mortgage System to the Valuation Report. At your request, instances where any part of the address was duplicated were not reported as exceptions.	
3	**Original Obligor Identifier** Agreed the "Original Obligor Identifier" (for the primary borrower) in the "RREL4" data field of the Extraction File to the Mortgage System.	
4	**Employment Status** Agreed the "Employment Status" (for the primary borrower) in the "RREL13" data field of the Extraction File to the Mortgage System. At your request, where a Loan had multiple borrowers, the primary borrower was identified as the individual with the higher Primary Income as shown in the Mortgage System.	
5	**Primary Income** Agreed the "Primary Income" in the "RREL16" data field of the Extraction File to the income verification documents contained in the Mortgage System. Income verification documents include bank statements, payslips, salary certificates, form 11s, employment detail summaries, financial accounts, self-assessment chapter 4s, lease agreements, letters from accountants, consolidated salary scales.

Where income included child benefit amount, we have not performed any procedures to agree the amount of child benefit to any income verification documents. We have not reported as an exception where income as per our testing is higher than the income as per the Extraction File. For the purpose of this test, we have applied a tolerance of £1. 6 Current Principal Balance Agreed the “Current Principal Balance” in the “RREL30” data field of the Extraction File to the Mortgage System. 7 Arrears Balance Agreed the “Arrears Balance” in the “RREL67” data field of the Extraction File to the Mortgage System. 8 Original Principal Balance Agreed the “Original Principal Balance” in the “RREL29” data field of the Extraction File to the Offer Letter. 9 Origination Date Agreed the “Origination Date” in the “RREL23” data field of the Extraction File to the “drawdown date” shown in the Mortgage System. 10 Maturity Date Agreed the “Maturity Date” in the “RREL24” data field of the Extraction File to the Mortgage System. 11 Purpose Agreed the “Purpose” in the “RREL27” data field of the Extraction File to the Offer Letter. For the purpose of this test, you have requested us to follow the below mapping: Extraction File Description Offer Letter Description RMRT Switcher RMEQ Switcher Extra DCON Switcher One EQRE HOME PLUS PURC FTB PURC Mover

12 Amortisation Type Agreed the “Amortisation Type” in the “RREL35” data field of the Extraction File to the ESIS. 13 Scheduled Principal Payment Frequency Agreed the “Scheduled Principal Payment Frequency” in the “RREL37” data field of the Extraction File to the ESIS. 14 Scheduled Interest Payment Frequency Agreed the “Scheduled Interest Payment Frequency” in the “RREL38” data field of the Extraction File to the ESIS. 15 Payment Due Agreed the “Payment Due’ in the ‘RREL39” data field of the Extraction File to the Mortgage System. 16 Interest Rate Type Agreed the “Interest Rate Type” in the “RREL42” data field of the Extraction File to the Offer Letter. 17 Current Interest Rate Agreed the “Current Interest Rate” in the “RREL43” data field of the Extraction File to the Offer Letter. In case whether the rate changed after the release of the Offer Letter, we agreed the rate with the Rate Change Notification Email. 18 Revision Margin Agreed that the “Revision Margin” in the “RREL50” data field of the Extraction File is 2.5%. 19 Interest Revision Date For each Loan, we recalculated the “Interest Revision Date” using the “Origination Date ‘RREL23’” field of the Extraction File and the fixed rate period from the Offer Letter (the “Recalculated Interest Revision Date”). Agreed the Recalculated Interest Revision Date to the Extraction File. 20 Revision Interest Rate Index Agreed the “Revision Interest Rate Index” in the “RREL56” data field of the Extraction File to the Offer Letter. For the purpose of this test, you have requested that we follow the below mapping: Extraction File Description Offer Letter Description EURI SVR

21 Original Lender Name Agreed the “Original Lender Name” in the “RREL79” data field of the Extraction File to the Offer Letter. 22 Geographic Region Agreed the “Geographic Region” in the “RREC6” data field of the Extraction File to the County NUTS3 Mapping by using the county name of the property address in the Mortgage System. 23 Property Type Agreed the “Property Type” in the “RREC9” data field of the Extraction File to the Valuation Report. For the purpose of this test, you have requested that we consider “Duplex” property type as being mapped to “RTHS”. 24 Original Valuation Amount Agreed the “Original Valuation Amount” in the “RREC17” data field of the Extraction File to the Valuation Report. 25 Original Valuation Method Agreed the “Original Valuation Method” in the “RREC18” data field of the Extraction File to the Valuation Report. 26 Original Valuation Date Agreed the “Original Valuation Date” in the “RREC19” data field of the Extraction File to the Valuation Report. For the purpose of this test, we have applied a tolerance of +/- 5 days. 27 Credit Search Confirmed that there was evidence of a credit search / score for the borrower(s) in the Mortgage System in the form of “Vision NET Report”. 28 Charge Checked that Mortgage System contained a solicitor confirmation available confirming the first charge over the property. For the purposes of this test, we have considered existence of either of the following words within the solicitor confirmation to confirm the first charge over the property for each Loan: “so that on completion the Mortgage ranks as a first legal mortgage/charge on the Property", or “to lodge the purchase deed/transfer and the Mortgage in the application Registry so as to ensure that the Lender obtains a first legal mortgage/charge on the Property".

29 Document signatories a) Checked that the Offer Letter bore a signature or had been acknowledged electronically. b) Checked that the Valuation Report bore a signature or has been acknowledged electronically. 30 Original Term Agreed the “Original Term” in the “RREL25” data field of the Extraction File to the Offer Letter. 31 Revision Interest Rate For each Loan, we recalculated the revision interest rate by reference to the 3-month Euribor Rate as at Cut-Off Date and 2.5%. (the “Revision Interest Rate”) Agreed that the rate listed in the SVR Listing as at Cut-Off Date is higher than the Revision Interest Rate. Procedures performed in relation to the Asset Pool – eligibility criteria 1. We were provided on [ł] 2025 with a computerised extract file from the Seller entitled [ł] (the “Extraction File”) detailing attributes of a total provisional pool of mortgage loans (each a “Mortgage” and, together, the “Asset Pool”) as at [ł] 2025 (the “Cut-Off Date”). 2. We have performed our procedures based on the Extraction File as provided to us by the Seller and make no representation as to the accuracy and integrity of the Extraction File or the extraction process itself. We have not agreed the Extraction File to underlying accounting records of the Seller or the Issuer and make no representations as to whether the Extraction File completely or accurately reflects items included in the Asset Pool as at the Cut-Off Date. 3. References to “we understand” reflect information the management of the Seller has provided to us. Eligibility Criteria Description of the Agreed-Upon Procedures Results (a) Each Mortgage has a minimum original loan balance of £50,000. Checked that each Mortgage has a loan balance of at least £50,000 in the column titled “[ł]” in the Extraction File. (b) Each Mortgage has a maximum original loan balance of £1,500,000. Checked that each Mortgage has a loan balance not more than £1,500,000 in the column titled “[ł]” in the Extraction File. (c) Each Mortgage has a minimum term of 5 years. Checked that each Mortgage has a term of at least 5 years in the column titled “[ł]” in the Extraction File.

(d) Each Mortgage has a maximum term of 40 years. Checked that each Mortgage has a term not more than 40 years in the column titled “[ł]” in the Extraction File. (e) Each Mortgage has an amortisation type of repayment and interest. Checked that each Mortgage has an amortisation type of “repayment and interest” in the column titled “[ł]” in the Extraction File. (f) Each Mortgage is either a fixed rate mortgage or a flexible mortgage. Checked that each Mortgage is either “Fixed Rate” or “Flexible” in the column titled “[ł]” in the Extraction File. (g) None of the Mortgage in the Asset Pool is originated to companies. Checked that each Mortgage is granted to individual by reference to “[ł]” in the column titled “[ł]” in the Extraction File. Procedures Performed in relation to the Historical and Market Information tables disclosed in the Prospectus prepared for Securitisation 1. Pages [177– 179] of the Prospectus contain sections entitled “Characteristics of the Irish Residential Mortgage Market”. The following sections describe the procedures we performed over the tables included in these sections (each a “Table”). Arrears and Repossession Rates for Irish owner-occupied mortgages 2. We downloaded the “Residential Mortgage Arrears and Repossession Statistics” (“moa-data-tables-new.xlsx”) file from the Central Bank of Ireland website (https://www.centralbank.ie/statistics/data-and-analysis/credit-and-banking statistics/mortgage-arrears) (the “Mortgage Statistics File”). 3. We used the “Master Data (1)” tab of the Mortgage Statistics File to calculate the amounts and percentages appearing in this section as explained below and indicated by the relevant symbol appearing on the attached copies of the Prospectus. 4. We make no representation concerning the accuracy of the numbers appearing in the Mortgage Statistics File or their appropriateness for inclusion in the Prospectus. 5. We filtered the data to only include records, where the ‘Format’ data field shows “PDH”. For each quarter as detailed in the “Year” and “Quarter” columns of the Table in the Prospectus, with reference to the “Reporting Date” data field in the Mortgage Statistic File, we calculated the values appearing in the table of the Prospectus as follows: Symbol Description of the Agreed-Upon Procedures A Calculated the amounts shown in “Mortgages outstanding” column as the total of the values in the “Amt” data field, where the “Row” data fields show “Outstanding Mortgages: Total mortgage loan accounts outstanding” and the “Column” data field shows “Balance € (000)”. We multiplied the value calculated above by 1,000 and compared the amounts to the corresponding amounts appearing in the Prospectus and [found them to be in agreement]. B Calculated the amounts shown in “Arrears >3m (value)” column as the total of the values in the “Amt” data field, where the “Row” date field show “Arrears: Total mortgage accounts in arrears” and the “Column” data field shows “Balance € (000)”subtracted by total of the values in the “Amt” data field, where the “Row” date field show “Arrears: Total mortgage accounts in arrears – up to 90 days” and the “Column” data field shows “Balance € (000)”. We multiplied the value calculated above by 1,000 and compared the amounts to the corresponding amounts appearing in the Prospectus and [found them to be in agreement]. C Calculated the numbers shown in “Repossessions (number of loans)” column as the total of the values in the “Number” data field, where the “Row” data field shows “Repossessions: Residential properties in possession at end of quarter” and the “Column” data field shows “Number”. We compared the amounts so calculated to the corresponding amounts appearing in the Prospectus and [found them to be in agreement]. D Calculated the percentages shown in “>3 Months Arrears Rate” column by dividing the amounts in the “Arrears >3m (value)” with the amounts in the “Mortgage Outstanding” columns. We compared the amounts so calculated to the corresponding amounts appearing in the Prospectus and [found them to be in agreement]. The above procedures have been performed up to 1 decimal place. E Calculated the percentages shown in “Repossession rate (quarterly)” column by reference to the amounts in the “Repossessions (number of loans)” column and the Recalculated Number of Mortgage Loan Accounts Outstanding as defined below Calculated the number of mortgage loan accounts outstanding as the total of the values in the “Amt” data field, where the “Row” data fields show “Outstanding Mortgages: Total mortgage loan accounts outstanding” and the “Column” data field shows “Number” (the “Recalculated Number of Mortgage Loan Accounts Outstanding”) We compared the amounts so calculated to the corresponding amounts appearing in the Prospectus and [found them to be in agreement]. The above procedures have been performed up to 3 decimal places. Annual House Price Index (including both owner-occupied and buy-to-let properties) Consumer Price Index 6. We have downloaded the Consumer Price Indices (the “CPI Report”) for Ireland published by the Central Statistics Office (CSO) from the following website (https://data.cso.ie/table/CPA01). 7. We compared the values in the “Index (Base Dec 2023=100)” column of the table in the Prospectus for each year to the value in the “VALUE” data field of the “Unpivoted” tab of the CPI Report for each year shown and [found them to be in agreement, as indicated by letter “F” in the Prospectus.] 8. We calculated the percentages shown in “% annual change” column of the table in the Prospectus by referring to the values in the “Index (Base Dec 2023=100)” column of the table in the Prospectus and [found them to be in agreement, as indicated by letter “G” in the Prospectus.] 9. We make no representation concerning the accuracy of the numbers appearing in the CPI Report or their appropriateness for inclusion in the Prospectus. The above procedures have been performed up to 1 decimal place. Residential Property Price Index

10. We have downloaded the Residential Property Price Indices (the “RPPI Report”) for Ireland published by the Central Statistics Office (CSO) from the following website (https://data.cso.ie/table/HPA13). 11. We compared the values in the “Index (Base 2015=100)” columns of the “Ireland”, “Non-Dublin” and “Dublin” sections of the Table in the Prospectus for each year to the values calculated by reference to the “Year”, “Type of Residential Property” and “VALUE” data fields of the “Unpivoted” tab of the RPPI Report for each year shown and [found them to be in agreement, as indicated by letter “H” in the Prospectus.] 12. We calculated the percentages shown in “% annual change” of the “Ireland”, “Non-Dublin” and “Dublin” sections of the Table in the Prospectus by referring to the values in the “Index (Base 2015=100)” columns of the “Ireland”, “Non-Dublin” and “Dublin” sections of the Table in the Prospectus [and found them to be in agreement, as indicated by letter “I” in the Prospectus.] 13. We make no representation concerning the accuracy of the numbers appearing in the RPPI Report or their appropriateness for inclusion in the Prospectus. The above procedures have been performed up to 1 decimal place.

Appendix 2 to the AUP report Engagement letter

Schedule 3 List of Other Managers At the date of this engagement letter there were no Other Managers

Schedule 4 Pro forma Assumption of Duty letter for Additional Manager(s) PRIVATE AND CONFIDENTIAL [ł] (the “Additional Manager”) [Date] Dear Ladies and Gentlemen Agreed upon procedures in respect of the proposed issuance of Residential Mortgage Backed Securities (“RMBS”) (the “Securitisation”). We refer to the engagement letter dated [ł] and attached terms of business (version ToB 02/22) under which we were engaged by the Sponsor, the Seller, the Issuer, the Arranger, the Lead Manager and the Other Managers to provide services. Together these form the agreement between us and the addressees of the engagement letter for the services. We enclose a copy of the engagement letter. We understand that the Additional Managers wish to receive a copy of our final AUP report dated [ł] prepared under the engagement letter. We will release the AUP report to the Additional Managers and accept a duty of care to the Additional Managers on the following terms: 1. The Additional Managers accept that: 1.1 Except as listed in paragraph 1.4 below, references to “you” in the engagement letter apply also to the Additional Managers; 1.2 Our aggregate liability to the Sponsor, the Seller, the Issuer and the Managers is strictly limited to the maximum amount set out in the engagement letter (and subject to its terms) as payable for all claims (including but not limited to negligence). That amount will be shared as agreed between the Sponsor, the Seller, the Issuer, the Managers and any other party to whom we have assumed a duty of care in respect of our services and any related work product (including but not limited to the AUP report); 1.3 The AUP report is confidential, and no onward disclosure may be made except as set out in the engagement letter; 1.4 Provisions of the engagement letter relating to the following will not apply to the Additional Managers: (i) that you have engaged us to provide the services; (ii) the payment of our fees; and (iii) the provision of assistance and information. 1.5 Further: (i) the AUP report was prepared following discussions with the Sponsor, the Seller, the Issuer, the Arranger and the Lead Manager, was solely for the purposes set out in the engagement letter and is subject to the scope and limitations stated in it. It is not appropriate for any other purpose; (ii) the AUP report may place particular emphasis on issues relevant to the Seller, the Issuer, the Arranger and the Lead Manager at the time the AUP report was produced and may take into account their views and information provided by them; (iii) we will not update the AUP report or notify the Additional Managers of any matters coming to our attention which affect any conclusions in the AUP report; and

(iv) it is the responsibility of the Additional Managers to determine whether it is appropriate to rely on the AUP report, given the lapse of time since the date of the AUP report and any events and circumstances which may have occurred or information which may have come to light subsequent to the date of the AUP report. Please confirm agreement to the contents of this letter by returning a signed copy of it to us. When received we will provide, or agree to the client providing you with a copy of the AUP report. Yours faithfully Andrew Batty For and on behalf of PricewaterhouseCoopers LLP Confirmation of Agreement to Terms I accept the terms of the agreement for and on behalf of [ł] (the “Additional Manager”) ………….…………………………………………………………… Signed ………………………………………………………………………. Position ………………………………………………………………………. Date

ANNEX A - DATA PROCESSING PARTICULARS Details of data processing and record of data processing activities For the purposes of data protection law, you agree that PwC is a processor for the personal data set out in Annex A, and this Annex sets out the relevant details of the personal data processing. Roles and responsibilities of the parties and obligations and rights of the controller We and you agree that: (a) we and you are each a separate controller for the name, business contact details and related personal data processed about each other’s personnel in order to: x administer, manage and develop its business services; x carry out security, quality and risk management activities; x provide the other with information about its range of services; and x comply with any requirement of law, regulation or a professional body which it is a member of. (b) with the exception of personal data covered by (a) above, we are a processor, and you are a controller for all other personal data you provide to us or we process while providing our services to you under this engagement letter, unless otherwise agreed between the parties in writing. Subject matter of the processing To provide the services (as set out in the scope of services agreed between the parties under the engagement letter). Duration of the processing For the duration of the provision of the services agreed between the parties under the engagement letter and applicable terms of business. Nature and purposes of the processing The purpose of the processing is to provide the services (as set out in the scope of services agreed between the parties under the engagement letter). The nature of the processing as instructed by the client involves the following processing activities: x Receiving data x Holding data x Using data, including, searches, testing x Reporting on findings x Erasing data, including destruction and deletion

Type of personal data The type of personal data is anticipated to include or may include: x Personal details, including any information that identi¿es the data subject and their personal characteristics, including: name, address, contact details, age, date of birth and sex x Financial details, including information relating to the ¿nancial affairs of the data subject, income, salary creditworthiness and loans. No special categories of personal data. Categories of data subject x Your employees /personnel x Your individual customers or individuals working for your customers x Your suppliers or individuals working for your suppliers Deletion and return of personal data Personal data processed for the purpose of the engagement will be held for a period of maximum 7 years from termination of the agreement, after which data will be deleted. Should you prefer the data to be returned, a written notification should be given to us within the timeframe specified above. List of Sub-Processors We are authorised to transfer to our sub-processors as set out in our privacy statement https://www.pwc.co.uk/who-we-are/privacy-statement.html.

Page 1 of 3 PwC Terms of Business 07/25 1 Introduction 2 Services 3 Your responsibilities 4 Fees 5 Confidentiality 6 Intellectual property rights 7 Data protection 8 Liability 9 PwC firms and contractors 10 Materials 11 Termination 12 Dispute resolution 13 General 14 Interpretation 1 Introduction 1.1 Terms – These terms apply to the services you have engaged us to provide under the attached engagement letter. If anything in the terms is inconsistent with the engagement letter, the terms take precedence, unless the engagement letter specifically amends any of them. 1.2 Commencement – The agreement will start on the earlier of (i) the date of the engagement letter; and (ii) the commencement of the services. 2 Services 2.1 Services – We will perform the services described in the engagement letter with reasonable skill and care. You confirm that the scope is sufficient for your purpose. The services (including deliverables) are provided solely for you for the purpose set out in the engagement letter or the relevant deliverable. 2.2 Deliverables – You may not disclose a deliverable or make the benefit of the services available to anyone else or refer to the contents of a deliverable or the findings of our work, except (i) as stated in the engagement letter, (ii) with our prior written consent on terms to be agreed, (iii) where required by law or regulation, or (iv) to your lawyers or group members as long as you tell them, in advance, that we accept no liability to them and that no onward disclosure may be made. 2.3 Liability to you alone – We accept no liability to anyone, other than you, in connection with our services, unless otherwise agreed by us in writing. You agree to reimburse us, other PwC firms and our contractors for any liability (including legal costs) that we or they incur in connection with any claim by anyone else in relation to the services. 2.4 Changes – Either we or you may request a change to the services or the agreement. A change will be effective only when agreed in writing. 2.5 Extent of services – In performing the services, we will not (i) carry out an audit or other assurance engagement in accordance with applicable professional standards or (ii) attempt to detect or accept responsibility for detecting fraud or other wrongdoing. 2.6 Oral advice and draft deliverables – You may rely only on our final written deliverables and not on oral advice or draft deliverables. If you wish to rely on something we have said to you, please let us know so that we may prepare a written deliverable on which you can rely. 2.7 Deemed knowledge – In performing the services we will not be deemed to have information from other services. 3 Your responsibilities 3.1 Information – In order for us to advise you properly you will make sure that (i) any information we need is given to us by you, or anyone else working with or for you, and that all information given to us is (a) given promptly, (b) accurate and (c) complete; and (ii) any assumptions are appropriate. We will not verify any information given to us relating to the services. 3.2 Your obligations – Our performance depends on you performing your obligations under the agreement. We are not liable for any loss arising from you not fulfilling your obligations. 4 Fees 4.1 Payment for services – You agree to pay us for our services. Any estimate we may give you is not binding. 4.2 Basis of fees – Our fees may reflect not only time spent, but also such factors as complexity, urgency, inherent risks, use of techniques, know-how and research together with the level of skills and expertise required of the personnel needed to perform and review the services. Our fees may include any time spent travelling for the purpose of the services that cannot be used productively for other purposes. 4.3 Expenses – You will pay any reasonable expenses that we incur in connection with the services. 4.4 Taxes – You will also pay any taxes, including VAT, that are due in relation to our goods and services. You will pay us the full amount of any invoice, regardless of any deduction that you are required by law to make. 4.5 Invoices and payment – We may invoice you on a monthly basis. All invoices are payable 14 days after the date on the invoice. If you do not pay an invoice within 30 days of the date of the invoice, we may charge you interest at the rate set by law. 5 Confidentiality 5.1 Confidential information – We and you agree to use the other’s confidential information only in relation to the services or in order to carry out conflict checks, and not to disclose it, except where required by law or regulation or by a professional body of which we are a member. However, we may give confidential information (i) to other PwC firms and contractors as long as they are bound by confidentiality obligations, and (ii) to your advisers who are involved in this matter. We, other PwC firms and our contractors may use your data (including confidential information) for any lawful business purposes including analysis and development purposes such as benchmarking, data analyses and insight generation, and the further development of our technologies, methods, quality standards and services, provided that we, other PwC firms and our contractors will not use your confidential information in a manner that would permit you to be identified by third parties without your consent. Nothing in the agreement will restrict your ability to disclose our advice concerning the tax (including social security) treatment or tax structure of any transaction, regardless of any confidentiality markings on any communications. Terms of business

Page 2 of 3 PwC Terms of Business 07/25 5.2 Referring to you and the services – We may wish to refer to you and the services we have performed for you when marketing our services. You agree that we may do so, as long as we do not disclose your confidential information. 5.3 Performing services for others – You agree that we may perform services for your competitors or other parties whose interests may conflict with yours, as long as we do not disclose your confidential information and we comply with our ethical obligations. 6 Intellectual property rights We will own the intellectual property rights in the deliverables and any materials created under the agreement, and you will have a non-exclusive, non-transferable licence to use the deliverables for your own internal purposes. 7 Data protection 7.1 Compliance – You and we will comply with applicable data protection legislation in relation to any personal data shared with us under the agreement. 7.2 Provision of personal data – You will not provide us with personal data unless the agreement requires the use of it or we request it from you. In respect of any personal data shared with us, we assume you have necessary authority for us to use and transfer it in accordance with the agreement, and that data subjects have been given necessary information regarding its use. 7.3 Data processing – Where we act as a controller, we may process personal data for the purposes of any of: (i) providing the services; (ii) administering, managing and developing our business and services; (iii) security, quality and risk management activities; (iv) providing you with information about us and our range of services; and (v) complying with any requirement of law, regulation or a professional body of which we are a member. Full details of how we use personal data can be found in our privacy statement at https://www.pwc.co.uk/who-we-are/privacy-statement.html. 7.4 Data transfers – We may transfer personal data to other PwC firms and contractors including those outside the UK and European Economic area (EEA), for any of the purposes set out in clause 7. We will do so only where we have a lawful basis for example to recipients: (i) in countries which provide an adequate level of protection for personal data; or (ii) under agreements which meet UK or European Commission Decision 2021/914 requirements for those transfers as appropriate. 7.5 Data processing service – Where we act as processor in relation to your personal data, we will: (i) process it only on your lawful written instructions; (ii) implement appropriate measures designed to ensure its security, including by imposing confidentiality obligations on relevant personnel; (iii) transfer it only to sub-processors (as set out in our privacy statement) under a written contract which imposes obligations consistent with those in this clause 7.5 and you authorise us to transfer your personal data to them; (iv) provide you with reasonable assistance in carrying out any legally required data protection impact assessments, complying with the rights of data subjects and complying with your own data security obligations under applicable data protection legislation; (v) notify you without undue delay after becoming aware of a breach in respect of it; (vi) subject to clause 10.1, on your request either return or destroy it when the agreement ends; and (vii) on your written request, provide you with reasonable information necessary to demonstrate our compliance with this clause 7.5, which may include any available third party security audit reports. 8 Liability 8.1 Specific types of loss – You agree that we will not be liable for (i) loss or corruption of data from your systems, (ii) loss of profit, goodwill, business opportunity, anticipated savings or benefits or (iii) indirect or consequential loss. 8.2 Our liability – You agree that our total liability (including interest) for all claims connected with the services or the agreement (including but not limited to negligence) is limited to 3 times the fees payable for the services (excluding VAT) or £1,000,000, whichever is the greater. 8.3 Sharing of limit – Where we agree in writing to accept liability to more than one party, the limit on our liability in clause 8.2 will be shared between them, and it is up to those parties how they share it. 8.4 Unlimited liability – Nothing in the agreement will limit a person’s liability for (i) death or personal injury caused by that person’s negligence, (ii) that person’s fraud or (iii) anything else that cannot by law be limited. 8.5 Proportionality – If we are liable to you under the agreement, and another person would be liable to you in respect of the same loss (save for your contractual arrangements with them), then (i) the compensation payable by us to you in respect of that loss will be reduced; (ii) the reduction will take into account the extent of the responsibility of that other person for the loss; and (iii) in determining the extent of the responsibility of that other person for the loss, no account will be taken of (a) any limit or exclusion placed on the amount that person will pay or (b) any shortfall in recovery from that person (for whatever reason). 9 PwC firms and contractors 9.1 PwC firms and contractors – We may use other PwC firms (each of which is a separate and independent legal entity) or contractors to provide the services. We remain solely responsible for the services. 9.2 Restriction on claims – You agree not to bring any claim (including one in negligence) against another PwC firm, our contractors, or any individual in connection with the agreement. You will ensure that no group member, including your subsidiaries, associated companies and any holding company (unless a party to the agreement), both while they are a group member and thereafter, brings any claim against any PwC firm, our contractors, or any individual, in connection with the agreement. 10 Materials 10.1 Policy – We may retain copies of all materials relevant to the services, including any materials given to us by you or on your behalf. You are solely responsible for retaining any records you need. 10.2 Release – We do not release materials which belong to us (including our working papers and technology tools) unless otherwise agreed in writing. We may require a release letter from the recipient as a condition of disclosure.

Page 3 of 3 PwC Terms of Business 07/25 10.3 Technology – Any technology tools (and their contents and outputs) that we share, unless otherwise agreed in writing: (i) remain our property, (ii) are not deliverables and may only be used at your own risk, and (iii) may not be provided to anyone else. 11 Termination 11.1 Immediate notice – Either we or you may end the agreement immediately by giving written notice to the other if (i) the other materially breaches it and does not remedy the breach within 14 days, (ii) the other is or appears likely to be unable to pay its debts or becomes insolvent or (iii) the performance of it (including the application of any fee arrangements) may breach a legal or regulatory requirement. Where we provide you with SRA regulated legal services as set out in clause 13.6 you may end the agreement immediately by giving us written notice. 11.2 30 days’ notice – Either we or you may end the agreement on 30 days’ written notice. 11.3 Fees payable on termination – You agree to pay us for all services we perform up to the date of termination. Where there is a fixed fee for services, you agree to pay us for the services that we have performed on the basis of the time spent at our then current hourly rates, up to the amount of the fixed fee. Any contingent element of the fees will remain payable in accordance with the engagement letter. If a contingent fee cannot be paid for regulatory reasons, you agree to pay for the work carried out under the contingent fee arrangement on the basis of time spent, unless alternative arrangements have been agreed. 12 Dispute resolution 12.1 Mediation – If a dispute arises, the parties will attempt to resolve it by discussion, negotiation and mediation before a claim is brought. 12.2 Law and jurisdiction – The agreement and any dispute arising from it, whether contractual or non-contractual, will be governed by English law and be subject to the exclusive jurisdiction of the English courts. 12.3 Limitation period – Any claims must be brought no later than 2 years after the date the claimant should have been aware of the potential claim and, in any event, no later than 4 years after any alleged breach. 13 General 13.1 Matters beyond reasonable control – No party will be liable to another if it fails to meet its obligations due to matters beyond its reasonable control. 13.2 Entire agreement – The agreement forms the entire agreement between the parties in relation to the services. It replaces any earlier agreements, representations or discussions. Subject to clause 8.4, no party is liable to any other party (whether for negligence or otherwise) for a representation that is not in the agreement. 13.3 Your actions – Where you consist of more than one party, an act or omission of one party will be regarded as an act or omission of all. 13.4 Assignment – No party may transfer or deal with their rights or obligations under the agreement without prior written consent, but we may novate the agreement to a transferee of all or part of our business. This novation will take effect on written notice from us so that (i) the transferee will be substituted for us with effect from the date specified in the notice and we will no longer have any rights and obligations under the agreement except in respect of work performed prior to that date and (ii) the combined aggregated liability of us and the transferee will not exceed the limit of our liability before the novation took place. We may also transfer or deal with our rights in any unpaid invoice without notice. 13.5 Rights of third parties – Except as set out in clauses 2.3 and 9.2, a person who is not a party to the agreement has no rights under the Contracts (Rights of Third Parties) Act 1999 (as may be amended) to enforce any term of the agreement. The PwC firms and individuals referred to in those clauses may enforce them in their own right. Their consent is not required to vary or rescind the agreement. 13.6 Regulated legal services – Unless otherwise stated in the engagement letter the services are not regulated by the Solicitors Regulation Authority (SRA). Where we do provide SRA regulated legal services these are conducted in accordance with the SRA Standards and Regulations. 13.7 Quality of service – If you are not satisfied with the services, or have suggestions for improvement, please contact either your engagement leader or the executive board member responsible for quality, who is located at our registered office. We will look carefully and promptly at any complaint. You may also contact the Institute of Chartered Accountants in England and Wales. In the case of SRA regulated legal services or the conduct of authorised lawyers, you may be able to ask the Legal Ombudsman to consider the complaint. Further details of our complaints procedure are available on request or at the Quality of Service section at http://www.pwc.co.uk/who-we-are/provision-of-services.html. 13.8 Survival – Any clause that is meant to continue to apply after termination of the agreement will do so including, but not limited to, 2.3, 2.4, 2.6, 2.7, 4, 5, 6, 7, 8, 9, 11.3, 12, 13 and 14. 14 Interpretation In the agreement the following words and expressions have the meanings given to them below: contractors – any third party entity or individual engaged by a PwC firm PwC firm – any entity or partnership within the worldwide network of PricewaterhouseCoopers firms and entities services – the services set out in the engagement letter the agreement – these terms and the engagement letter to which they relate (including any schedules) we, us or our – refers to PricewaterhouseCoopers LLP, a limited liability partnership incorporated in England (number OC303525) whose registered office is at 1 Embankment Place, London WC2N 6RH you, your – the party or parties to the agreement (excluding us)